Defined Benefit Plan	12 Months Ended
Dec. 31, 2015
Postemployment Benefits [Abstract]
Defined Benefit Plan
Defined Benefit Plan
In connection with the acquisition of Arnold, the Company has a defined benefit plan covering substantially all of Arnold’s employees at its Lupfig, Switzerland location. The benefits are based on years of service and the employees’ highest average compensation during the specific period.
The following table sets forth the plan’s funded status and amounts recognized in the Company’s consolidated balance sheets at December 31, 2015 and 2014 (in thousands):

	December 31, 2015	December 31, 2014
Change in benefit obligation:
Benefit obligation, beginning of year	$14,712	$13,386
Service cost	578	425
Interest cost	167	271
Actuarial (gain)/loss	143	1,847
Employee contributions and transfer	(497)	363
Plan amendment	(107)	383
Benefits paid	(1,579)	(621)
Foreign currency translation	(25)	(1,342)
Benefit obligation	13,392	14,712
Change in plan assets:
Fair value of assets, beginning of period	$11,408	$12,059
Actual return on plan assets	310	362
Company contribution	427	454
Employee contributions and transfer	350	363
Benefits paid	(1,579)	(621)
Foreign currency translation	(19)	(1,209)
Fair value of assets	10,897	11,408
Funded status	$(2,495)	$(3,304)

The unfunded liability of $2.5 million and $3.3 million at December 31, 2015 and 2014, respectively, is recognized in the consolidated balance sheet within other non-current liabilities. Net periodic benefit cost consists of the following (in thousands):

	Year ended December 31,
	2015	2014	2013
Service cost	$578	$425	$484
Interest cost	167	271	298
Expected return on plan assets	310	(468)	(284)
Net periodic benefit cost	$1,055	$228	$498

Assumptions used to determine the benefit obligations and components of the net periodic benefit cost at December 31, 2015 and 2014:

	December 31, 2015	December 31, 2014
Discount rate	1.00%	1.25%
Expected return on plan assets	1.40%	1.75%
Rate of compensation increase	1.00%	1.00%

The Company considers the historical level of long-term returns and the current level of expected long-term returns for the plan assets, as well as the current and expected allocation of assets when developing its expected long-term rate of return on assets assumption. The assumptions used for the plan are based upon customary rates and practices for the location of the Company.
The Company, for 2016, will be contributing per the terms of the agreement, and the expected contribution to the plan will be approximately $0.5 million.
The following presents the benefit payments which are expected to be paid for the plan in each year indicated (in thousands):

2016	$460
2017	755
2018	459
2019	849
2020	1,143
Thereafter	3,029
$6,695

Asset management objectives include maintaining an adequate level of diversification to reduce interest rate and market risk and providing adequate liquidity to meet immediate and future benefit payment requirements.
The assets of the plan are reinsured in their entirety with Swiss Life Ltd. (“Swiss Life”) within the framework of the corresponding contracts with Swiss Life Collective BVG Foundation and Swiss Life Complementary Foundation. The assets are guaranteed by the insurance company and pooled with the assets of other participating employers. The allocation of pension plan assets by category in Swiss Life’s group life portfolio is as follows at December 31, 2015:

Certificates of deposit and cash and cash equivalents	71%
Fixed income bonds and securities	7%
Private equity and hedge funds	6%
Real estate	14%
Equity and other investments	2%
100%

The plan assets are pooled with assets of other participating employers and are not separable; therefore the fair values of the pension plan assets at December 31, 2015 and 2014 were considered Level 3.